Exhibit 99.1

Planet 13 Announces Q4 2025 Financial Results

●	Q4 2025 Revenue of $25.2 million
●	Q4 2025 Net loss of $4.6 million
●	Q4 2025 Adjusted EBITDA loss of $0.3 million

All results are reported in United States dollars ($) unless otherwise indicated.

Las Vegas, Nevada – March 25, 2026 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQX: PLNH) (“Planet 13” or the “Company”), a leading vertically-integrated cannabis company, today announced its financial results for the three-month and twelve-month periods ended December 31, 2025. Planet 13’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

“Q4 began the turnaround we were looking for. Revenue stabilized across our footprint during a seasonally soft period, wholesale momentum returned in Nevada, and we exited the quarter with a cleaner, more focused portfolio. We still have a long way to go, but the foundation is in place and we are ready to build on it,” stated Larry Scheffler, Co-CEO of Planet 13.

“or the first time in several years, the operational and regulatory environment is moving in the same direction as our strategy. The California exit removes a persistent drag, the BHO lab positions us to compete more effectively in Florida, and the federal posture on rescheduling represents the most consequential potential shift this industry has seen. Our focus in 2026 is to reach cash flow positive and demonstrate the earnings power of this portfolio," said Bob Groesbeck, Co-CEO of Planet 13.

Financial Highlights – Q4 – 2025

Operating Results

All comparisons below are to the quarter ended December 31, 2024, unless otherwise noted

●	Revenues were $25.2 million as compared to $30.3 million, a decrease of 16.7%. The decrease in revenue was driven by the tourist environment in Las Vegas and competition in Florida.
●	Gross profit was $11.2 million or 44.6% as compared to $13.1 million or 43.2%.
●	Operating expenses were $13.1 million, as compared to $14.5 million.
●	Net loss of $4.6 million as compared to a net loss of $26.4 million, which included impairment of $18.9 million.
●	Adjusted EBITDA loss of $0.3 million as compared to Adjusted EBITDA of $0.0 million.

Financial Highlights – Full Year 2025

Operating Results

All comparisons below are to the full year ended December 31, 2024, unless otherwise noted

●	Revenues were $103.4 million as compared to $116.4 million, an decrease of 11.2%. The decrease in revenue was driven by the tourist environment in Las Vegas and competition in Florida.
●	Gross profit was $39.9 million or 38.6% as compared to $56.1 million or 48.2%. Gross margin declined due to weaker flower quality in Florida and increased competition and price compression.
●	Total expenses were $59.9 million as compared to $61.3 million, a decrease of 2.2%.
●	Net loss of $63.9 million as compared to a net loss of $47.8 million. Net Loss included $29.8 million in non-cash impairment charges.
●	Adjusted EBITDA loss of $10.1 million as compared to Adjusted EBITDA of $4.8 million.

Balance Sheet

All comparisons below are to December 31, 2024, unless otherwise noted

●	Cash of $15.6 million as compared to $23.4 million
●	Total assets of $152.3 million as compared to $206.7 million
●	Total liabilities of $101.2 million as compared to $94.0 million

Q4 Highlights and Recent Developments

For a more comprehensive overview of these highlights and recent developments, please refer to Planet 13's Management's Discussion and Analysis of the Financial Condition and Results of Operations for the Three and Twelve Months Ended December 31, 2025 (the “MD&A”).

●	On October 13, 2025, Planet 13 announced the opening of its dispensary in DeLand, Florida.
●	On October 20, 2025, Planet 13 announced the opening of its dispensary in New Pace, Florida.
●	On February 2, 2026, Planet 13 launched a new rewards program.
●	On February 12, 2026, Planet 13 announced a substantially complete exit from California.

Results of Operations (Summary)

The following table sets forth consolidated statements of financial information for the three-month and full-year periods ended December 31, 2025 and December 31, 2024.

(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2025	2024	change	2025	2024	change
Total Revenue	$25.2	$30.3	-16.7%	$103.4	$116.4	-11.2%
Gross Profit	$11.2	$13.1	-14.1%	$39.9	$56.1	-28.9%
Gross Profit %	44.6%	43.2%	3.1%	38.6%	48.2%	-20.0%
Operating Expenses	$13.1	$14.5	-9.6%	$59.9	$61.3	-2.2%
Operating Expenses %	52%	48%		58.0%	52.7%	10.1%
Net Loss Before Provision for Income Taxes	$(0.5)	$(25.1)	-98.2%	$(52.3)	$(35.6)	46.8%
Net Loss	$(4.6)	$(26.4)	-82.5%	$(63.9)	$(47.8)	33.7%
Adjusted EBITDA	$(0.3)	$(0.0)	6324.5%	$(10.1)	$4.8	-309.3%
Adjusted EBITDA Margin %	-1.2%	0.0%		(9.7)%	4.1%

The Company's Annual Report on Form 10-K for the year ended December 31, 2025, is available on the SEC's website at www.sec.gov or at https://investors.planet13.com/overview/default.aspx. The Company's Management Discussion and Analysis for the year and the accompanying financial statements and notes are available under the Company's profile on SEDAR+ and on its website at https://investors.planet13.com/overview/default.aspx

This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Conference Call

Planet 13 will host a conference call on March 25, 2026 at 5:00 p.m. ET to discuss its fourth quarter and full year financial results and provide investors with key business highlights, strategy and outlook. The call will be chaired by Bob Groesbeck, Co-CEO, Larry Scheffler, Co-CEO, and Steve Mclean, Interim CFO.

CONFERENCE CALL DETAILS

Date: March 25, 2026 | Time: 5:00 p.m. ET

Call Registration Link: https://registrations.events/direct/Q4I9280322

Non-GAAP Financial Measures

There are financial measures included in this press release that are not in accordance with GAAP and therefore may not be comparable to similarly titled measures and metrics presented by other publicly traded companies. These non-GAAP financial measures should be considered as supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. The Company includes EBITDA and Adjusted EBITDA because it believes certain investors use these measures and metrics as a means of assessing financial performance. EBITDA is calculated as net income (loss) before interest, taxes, depreciation and amortization, and Adjusted EBITDA is calculated as EBITDA before share-based compensation, the change in fair value of warrants and one-time non-recurring expenses.

The following table presents a reconciliation of net income (loss) to Adjusted EBITDA for each of the periods presented:

Reconciliation of Non-GAAP Adjusted EBITDA
(Figures in millions	For the Three Months Ended			For the Full Year Ended
and % change based	December 31,	December 31,		December 31,	December 31,
on these figures)	2025	2024	change	2025	2024	change

Net Loss	$(4.6)	$(26.4)	-82.5%	$(63.9)	$(47.8)	33.7%
Add impact of:
Interest expense	$(0.2)	$(0.0)	369.2%	$0.5	$0.3	43.1%
Provision for income taxes	$4.2	$1.3	220.6%	$11.6	$12.2	-4.5%
Depreciation and amortization	$1.6	$2.3	-30.3%	$7.0	$8.9	-20.5%
Depreciation included in cost of goods sold	$1.1	$1.3	-15.8%	$4.4	$4.6	-4.5%
EBITDA	$2.1	$(21.6)	-109.6%	$(40.4)	$(21.9)	84.8%
Impairment losses	$-	$18.9	-100.0%	$29.8	$21.3	40.3%
(Gain)/Loss on sale of assets	$0.3	$-	0.0%	$2.4	$-	0.0%
Gain on property recovered in legal settlements	$-	$-	0.0%	$(5.1)	$-	0.0%
Reserve for slow moving inventory	$0.0	$-	0.0%	$3.6	$-	0.0%
Gain on settlement of Note Payable	$(1.3)	$-	0.0%	$(1.3)	$-	0.0%
Gain on early lease termination	$(2.6)	$-	0.0%	$(2.6)	$-	0.0%
Professional fees expensed related to M&A activities	$0.0	$0.8	-95.3%	$0.3	$1.2	-71.8%
Expenses related to El Capitan Matter	$0.0	$0.6	-97.2%	$0.7	$2.6	-72.0%
Loss related to discontinued Planet 13 Florida Inc operations	$-	$-	0.0%	$-	$1.5	-100.0%
Share-based compensation and related premiums	$1.2	$1.3	-12.1%	$2.3	$0.2	1195.8%
Adjusted EBITDA	$(0.3)	$(0.0)	6324.5%	$(10.1)	$4.8	-309.3%

About Planet 13

Planet 13 (https://planet13.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations across its locations in Nevada, Illinois, and Florida. Home to the nation's largest dispensary, located just off The Strip in Las Vegas, Planet 13 continues to expand its footprint with the recent debut of its first consumption lounge in Las Vegas, DAZED!, the opening of its first Illinois dispensary in Waukegan, bringing unparalleled cannabis experiences to the Chicago metro area. Planet 13 operates 30 dispensaries across Florida, a key market in its expansive footprint, bringing its total to 34 locations nationwide. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and innovative cannabis products. Licensed cannabis activity is legal in the states Planet 13 operates in but remains illegal under U.S. federal law. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and are quoted on the OTCQX under the symbol PLNH. To learn more, visit planet13.com and follow Planet 13 on X @ShopPlanet13 and on Instagram @planet13official_.

Cautionary Note Regarding Forward-Looking Information

This news release contains forward-looking information and forward-looking statements within the meaning of applicable securities laws. All statements, other than statements of historical fact, are forward-looking statements and are often, but not always, identified by phrases such “plans”, “expects”, “proposed”, “may”, “could”, “would”, “intends”, “anticipates”, or “believes”, or variations of such words and phrases. In this news release, forward-looking statements relate to the Company’s fourth quarter 2025 financial performance and expectations for future financial performance. Such forward-looking statements reflect what management of the Company believes, or believed at the time, to be reasonable assumptions and accordingly readers are cautioned not to place undue reliance upon such forward-looking statements and that actual results may vary from such forward-looking statements. These assumptions, risks and uncertainties which may cause actual results to differ include, among others, those assumptions, risks and uncertainties discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2025 and any of the Company’s subsequent periodic reports filed with the U.S. Securities and Exchange Commission at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Forward-looking statements contained herein are made only as to the date of this press release and we assume no obligation to update or revise any forward-looking statements should they change, except as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations
mark.kuindersma@loderockadvisors.com

Bob Groesbeck and Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Balance Sheets

(In United States Dollars)

	December 31,	December 31,
	2025	2024
ASSETS
Current Assets:
Cash	$5,325,031	$23,384,493
Restricted Cash	10,250,000	2,050,584
Accounts Receivable	1,007,891	1,473,156
Inventory	18,138,394	22,821,994
Other Receivables	3,754,563	-
Prepaid Expenses and Other Current Assets	2,659,056	4,568,816

Total Current Assets	41,134,935	54,299,043

Property, Plant and Equipment	34,121,678	63,511,423
Intangible Assets and Goodwill	42,903,931	48,763,931
Right of Use Assets - Operating	31,489,308	38,229,399
Long-term Deposits and Other Assets	829,164	1,033,758
Deferred Tax Asset	1,798,654	896,525

TOTAL ASSETS	$152,277,670	$206,734,079

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Current:
Accounts Payable	$7,212,187	$7,421,921
Accrued Expenses	4,632,011	7,285,415
Income Taxes Payable	159,080	139,480
Notes Payable - Current Portion	9,750,000	8,681,684
Operating Lease Liabilities	1,385,566	1,818,588

Total Current Liabilities	23,138,844	25,347,088

Long-Term Liabilities:
Operating Lease Liabilities	43,213,442	46,448,666
Other Long-term Liabilities	1,250,433	1,220,722
Uncertain Tax Positions	33,041,402	19,321,475
Deferred Tax Liability	506,836	1,682,207

Total Liabilities	101,150,957	94,020,158

Shareholders' Equity
Common Stock, no par value, 1,500,000,000 shares authorized, 325,670,800 issued and outstanding at December 31, 2025 and 325,163,800 at December 31, 2024	-	-
Preferred Stock, no par value, 50,000,000 shares authorized, 0 issued and outstanding at December 31, 2025 and 0 at December 31, 2024	-	-
Additional Paid-In Capital	371,157,826	368,821,339
Deficit	(320,031,113)	(256,107,418)
Total Shareholders' Equity	51,126,713	112,713,921

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$152,277,670	$206,734,079

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Statements of Operations and Comprehensive Loss

(In United States Dollars, except share amounts)

	December 31,
	2025	2024

Revenues, net of discounts	$103,378,829	$116,408,966
Cost of Goods Sold	(63,506,121)	(60,298,520)
Gross Profit	39,872,708	56,110,446

Expenses:
General and Administrative	51,624,055	51,171,892
Sales and Marketing	5,457,591	5,805,721
Lease Expense	5,186,280	4,511,997
Impairment loss	29,844,227	21,275,942
Depreciation and Amortization	7,048,237	8,860,921

Total Expenses	99,160,390	91,626,473

Loss From Operations	(59,287,682)	(35,516,027)

Other Income (Expense):
Interest income (expense), net	(476,721)	(333,082)
Foreign exchange gain (loss)	(3,113)	(14,942)
Other Income, net	7,487,533	257,438

Total Other Income (Expense)	7,007,699	(90,586)

Loss Before Provision for Income Taxes	(52,279,983)	(35,606,613)

Provision For Income Taxes
Current Tax expense	(13,721,212)	(14,210,082)
Deferred Tax recovery (expense)	2,077,500	2,019,839
	(11,643,712)	(12,190,243)

Net Loss and Comprehensive Loss	$(63,923,695)	$(47,796,856)

Loss per Share
Basic and diluted loss per share	$(0.20)	$(0.16)

Weighted Average Number of Shares of Common Stock
Basic and diluted	325,338,047	292,166,589

PLANET 13 HOLDINGS INC.

Interim Condensed Consolidated Statements of Cash Flows

(In United States Dollars)

	December 31, 2025	December 31, 2024
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net loss	$(63,923,695)	$(47,796,856)
Adjustments for items not involving cash:
Share based compensation	2,336,487	180,308
Non-cash lease expense	1,993,170	2,047,680
Depreciation	11,399,254	13,414,690
Deferred tax recovery	(1,175,371)	(1,829,352)
Lease incentive amortization	(9,524)	(109,109)
Loss on impairment of fixed assets	17,580,525	11,885,063
Loss on impairment of ROU assets	6,403,703	3,239,536
Loss on impairment of intangible assets	5,860,000	6,151,343
Loss on disposal of intangible assets	-	762,091
Loss on disposal of property and equipment	1,655,818	78,563
Loss on disposal of assets held for sale	767,835	-
Gain on settlement of note	(1,255,677)	-
Loss on reserve for slow moving inventory	3,619,463	-
Gain on early ROU lease termination	(2,630,443)	-
Recovery of property in legal settlement	(4,588,328)	-
Amortization of note payable discount	206,579	-
Finders shares issued in VidaCann acquisition	-	750,000
	(21,760,204)	(11,226,043)

Net Changes in Non-cash Working Capital Items	8,991,223	17,469,125
Repayment of lease liabilities	(1,422,907)	(1,032,183)
Total Operating	(14,191,888)	5,210,899

FINANCING ACTIVITIES

Taxes paid in lieu of share issuance - RSUs	-	(45,833)
Proceeds from public share issuance, net of share issuance costs	-	9,862,207
Net Cash From VidaCann Acquisition	-	911,715
VidaCann Acquisition-Cash Component	-	(4,000,000)
Repayment of Lafayette State Bank Note	(2,947,632)	-
Draw from revolving line of credit	9,750,000	-
Payment of Promissory Note to former VidaCann Shareholders	(5,000,000)	-
Total Financing	1,802,368	6,728,089

INVESTING ACTIVITIES

Purchase of property, plant and equipment	(6,571,865)	(12,044,412)
Proceeds from sale of fixed assets	2,280,846	21,000
Proceeds from sale of assets held for sale	6,820,493	-
Proceeds from sale of licenses	-	8,237,909
Total Investing	2,529,474	(3,785,503)

NET CHANGE IN CASH DURING THE YEAR	(9,860,046)	8,153,485

CASH AND RESTRICTED CASH
Beginning of Year	25,435,077	17,281,592

End of Year	$15,575,031	$25,435,077